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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21260

CM Advisors Family of Funds
(Exact name of registrant as specified in charter)

805 Las Cimas Parkway, Suite 430 Austin, Texas	78746
(Address of principal executive offices)	(Zip code)

Linda J. Hoard, Esq.

Ultimus Fund Solutions, LCC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(512) 329-0050

Date of fiscal year end:	February 28

Date of reporting period:	February 29, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

CM Advisors Family of Funds

Annual Report 2020

CM Advisors Small Cap Value Fund

CM Advisors Fixed Income Fund

February 29, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-888-859-5856 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-888-859-5856. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the CM Advisors Family of Funds (the “Funds”). This report is not authorized for distribution to prospective investors of the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited)	April 17, 2020

The CM Advisors Small Cap Value Fund’s benchmark, the Russell 2000 Value Index (the “Benchmark”), began the year on a high note after having fully recovered from the deep market declines experienced during December 2018. Through much of 2019, the U.S.–China trade tension continued to escalate, leading equities to trade lower through October 2019. The U.S. economy, however, continued to be relatively strong, supported by lower interest rates, continued strong employment figures and rising wages. By fall, we saw renewed progress on U.S.–China trade negotiations which led to rising equities markets and the eventual signing of phase one of the U.S.–China trade deal on January 10, 2020. At nearly the same time, though, the world first began hearing of a coronavirus outbreak in China. As China shut down parts of its economy and the virus began to spread throughout the world, global equities markets fell. By fiscal year ended February 29, 2020, the Benchmark had fallen by 9.29% for the full year while the CM Advisors Small Cap Value Fund (the “Fund”) declined 24.91%.

Chart 1

Source: Bloomberg, CM Advisors.

The Fund’s sector allocation continued to be overweight in the energy sector for the year, which drove the majority of the Fund’s underperformance. The remainder of the Fund’s underperformance was due to its underweighting in the information technology, real estate, and utilities sectors, which were the only three sectors with positive gains for the year. It has been our belief that the energy sector was fundamentally undervalued, while at the same time many other sectors were overvalued. The financials sector, which accounts for 30% of the Russell 2000 Value Index and represents the sector we are most underweight, has been of particular concern to us. The income of financial institutions is largely dependent on the spread between the interest rate at which they can borrow and the interest rate at which they can lend; for banks this is referred to as the net interest margin (NIM). With interest rates at record low levels and net interest margins compressing, we believe it’s very hard for small financial institutions to make money without taking increased risk, which they tend to do when margins get skinny. Additionally, the threat of negative interest rates in the U.S., as seen in Europe and Japan, would be devastating to the banking industry, hence the Fund’s underweight of the Benchmark’s largest weighted sector.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 17, 2020

With regards to energy, from 2/28/2019 through 12/31/2019, the price of West Texas Crude oil actually outperformed the Russell 2000 Value Index (6.71% vs 4.16%). See Chart 2.

Chart 2

Source: Bloomberg, CM Advisors. Normalized returns of the Russell 2000 Value Index and West Texas Crude.

Although oil prices performed well through most of the year, the energy stocks drastically underperformed both oil and the Russell 2000 Value Index. See Chart 3. This underperformance of energy stocks was the largest factor in the Fund’s underperformance. The Fund began the fiscal year with thirteen energy companies, and as we reassessed the oil fundamentals in light of COVID-19 and its impact on demand, we reduced the Fund’s energy holdings to seven by fiscal year-end. In all, it was a disappointing year; however, as we will address below, we have made significant changes to the Fund’s composition that we believe will improve results going forward.

Chart 3

Source: Bloomberg, CM Advisors. Normalized returns of the Russell 2000 Value Energy Sector and West Texas Crude.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 17, 2020

Our thoughts on the COVID-19 pandemic and the ensuing recession:

There were many positive things that occurred during 2019, including the signing of phase one of the U.S.–China trade deal, the signing of the U.S.–Mexico–Canada trade deal (USMCA), record low U.S. unemployment levels and rising wages. None of that seems to matter much now as the world faces a severe recession battling the COVID-19 pandemic. Governments around the world have effectively shut down their economies as they institute their versions of shelter-in-place quarantines in order to reduce the spread of the virus and ultimately save lives. Most economists expect a recession as a result, with many suggesting it may be equal to or worse than the 2008/2009 recession. The last pandemic of this scale was the 1918 Spanish Flu pandemic. The combination of a recession similar to the 2008/2009 recession and the pandemic of 1918 appear to be the mental models used by investors to project what might occur as we fight the COVID-19 pandemic.

While the shelter-in-place restrictions enforced around the globe to battle the pandemic are causing wide-spread job losses and a significant decline in near-term GDP, there are several important differences to keep in mind when comparing the current environment to the 2008/2009 recession. For example, banks are entering this recession with far stronger balance sheets compared to 2008/2009, and consumers have improved their financial conditions to the best they’ve been in 30 years. Also, the Federal Reserve has been much quicker to act, infusing record levels of liquidity into the financial system to backstop banks, consumers, small businesses, debt markets and municipalities. Shelter-in-place orders have forced more than 22 million Americans to the unemployment lines, a level last seen in the 2008/2009 recession. However, to support the lost wages, the Federal Government has also acted quickly and instituted a record amount of stimulus programs, including stimulus checks, enhanced unemployment benefits and financial support for small businesses. These unprecedented actions are all aimed at bridging lost consumer incomes until shelter-in-place restrictions are lifted and Americans can return to work. While the unemployment levels exceed the 2008/2009 levels, the Federal Government’s counter-measures have been much more aggressive compared to 2008/2009. With the cause of the decline directly related to mitigating the spread of the virus (country-wide shelter-in-place orders), as we pass the peak of the pandemic and the economy reopens, employment should recover more quickly than the last recession, though it is sure to take several years to recover fully. By comparison, the 2008/2009 recession was caused by the bursting of the housing bubble, exposing financially stretched consumers that were over-levered in illiquid real estate assets. The banking system was also highly levered to the illiquid housing market. The Federal Reserve’s and the Federal Government’s hesitation to provide support to the banking system early on in the recession led to a liquidity crisis and compounded the economic decline. With both banking assets and consumer assets locked up in an illiquid housing market, it took years of unwinding to correct, resulting in a very slow recovery. While it’s clear the economy faces significant challenges as we battle the COVID-19 pandemic, the speed and scale of the response of the Federal Reserve and the Federal Government to counteract the current decline is unprecedented. Unlike 2008/2009, there was no hesitation in fiscal and monetary response. In fact, combined, the current stimulus is equal to about 35% of GDP. So rather than compounding the economic decline, this go-around, the Federal Reserve and the Federal Government are providing unprecedented support to the economy during the current shelter-in-place induced recession. There remain considerable uncertainties as to the depth and length of the current recession, which is

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 17, 2020

directly tied to the length of time that the shelter-in-place policies remain enforced. The timeline to reverse these policies will be influenced by the success at which we flatten the curve, find anti-viral drugs, and expand virus testing, as well as pressure by the public to return to normalcy and return to work.

The other mental model being used is the comparison of the COVID-19 pandemic to the 1918 Spanish Flu pandemic, which the Centers for Disease Control and Prevention (CDC) estimates infected 500 million people around the globe, equal to 1/3 of the world’s population, and killed 50 million people or 10% of those infected and 3% of the total world population. The CDC also estimates that the 1918 pandemic killed 675,000 Americans. The CDC figures are best estimates, since accurate medical records for the time period are lacking. Much of what was learned from past pandemics is used by infectious disease experts to model potential outcomes of the COVID-19 pandemic. These models forecast a wide range of potential outcomes – some early models for COVID-19 forecasted headline grabbing 2.2 million deaths in the U.S. Lost in the details was the fact that these figures assumed zero mitigation efforts would be in effect. More recent models incorporate the impact from mitigation efforts, as well as updated figures showing an increased number of mild cases that reduces the forecasted mortality rate and consequently reduces the forecasted total number of deaths in the U.S. The University of Washington’s Institute for Health Metrics and Evaluation (IHME), as of April 5, 2020, now forecasts between 49,131 and 136,401 COVID-19 related deaths. While any number of deaths is horrible, it is a welcomed reduction from the 2.2 million originally forecasted. Additionally, with medical companies all over the world working on antiviral treatments and with over 70 vaccines in development, the medical capabilities available to combat the 2020 pandemic and associated conditions are significantly better than they were in 1918. Penicillin, for example, an antibiotic that is widely used to successfully treat bacterial infections, wasn’t introduced in the U.S. until the 1940’s. While the 1918 Spanish Flu caused a viral infection, a large number of 1918 pandemic deaths were due to bacterial pneumonia, commonly treated with antibiotics today. We believe any comparison to the 1918 pandemic that does not recognize the vast improvements in medical care since 1918 is meaningless.

As the market begins to assimilate to the speed at which the Federal Reserve and U.S. Government have injected liquidity and fiscal stimulus into the economy, along with the dramatic reduction in the forecasted death rates, the worst case scenarios of millions dying combined with a very deep recession will eventually be priced out of the market and lead to higher equity prices. That said, we do expect corporate earnings to decline in the near term, economic reports to show contraction and continued equity price volatility over the next several months. We expect this will provide continued opportunities to invest in very good companies at very good values.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 17, 2020

In fact, as Chart 4 shows, since 1998 the Russell 2000 Value Index price-to-book value has only been lower once compared to today, and that was during the 2008/2009 recession. In other words, on this measure the small cap stock index has already discounted the equivalent of the 2008/2009 recession.

Chart 4

Source: Bloomberg, CM Advisors.

Chart 5 shows the subsequent performance of the Russell 2000 Value Index for the five years following the 2009 bottom, which again is the only other time dating back to 1998 that the index sold as cheaply as it does today based on price-to-book. From March 2009 to March 2014, the index increased 225% or 26.5% annualized. This compares to 177% or 22.6% for the S&P 500.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 17, 2020

Chart 5

Source: Bloomberg, CM Advisors.

However, at its lows in 2009, the S&P 500 traded at 1.64x book, five years later it traded at 2.6x book, and today it trades at 3x book. In other words, the S&P 500 is not yet nearly as cheap today as it was in 2008/2009.

Chart 6

Source: Bloomberg, CM Advisors.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 17, 2020

Current Positions (Symbol: CMOVX)

During the month of February, we became concerned about the potential negative impact that the spread of COVID-19 outside of China might have on the economy and equity prices. Because of these concerns, we significantly reduced the Fund’s equity position and consequently raised its cash position from 8.68% on February 1, 2020 to 35% in early March. Our concerns quickly became reality. Over the next several weeks as the virus spread around the globe, stock markets plummeted. The Fund’s higher cash levels not only helped mitigate some of the decline, but also provided buying power as we redeployed the cash into what we believe are undervalued companies. We have recently bought some companies at less than ½ the price they were selling for just one month earlier. We have also been able to expand the Fund’s sector allocation. The last several years, the Fund’s sector allocation has been overweight energy and industrials and underweight in many sectors we believed were too expensive. With the recent decline impacting every sector, we’ve made additions to consumer discretionary, health care, financials, real estate and information technology sectors, while reducing the Fund’s weighting in the energy sector. We expect to continue to deploy the Fund’s remaining cash opportunistically and further diversify the Fund with a wider sector allocation than we have had over the last several years.

CM Advisors Fixed Income Fund (Symbol: CMFIX)

U.S. Treasury bond interest rates declined (prices rose) significantly across the yield curve during the fiscal year. Longer-dated bond yields breached 1.7% and the remainder of the curve dropped to levels last seen in 2016. Along the curve, U.S. Treasury bond yields decreased by over 50% during the past year. Longer-dated bond prices benefited the most during this period, as yields on the 30-year bond dropped from 2.82% in the beginning of the fiscal year to 1.67% at fiscal year-end 2/29/2020.

See Chart 7

Our focus on shorter-dated maturities, combined with corporate bond exposure, resulted in positive returns for the CM Advisors Fixed Income Fund (the “Fund”) at fiscal year end. However, the Fund underperformed its benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays U.S. Aggregate 1-3 year Index. During the fiscal year, longer duration bonds outperformed shorter duration bonds. The Fund’s duration is shorter than the benchmarks and thus underperformed relative to the benchmarks, which own a higher percentage of longer-dated bonds.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 17, 2020

Longer-dated Treasury bonds also outperformed corporate bonds during the year. As seen in Chart 8 (below), the Fund has a higher allocation to corporate bonds compared to the benchmarks. Towards the end of the fiscal year, risk premiums for BAA corporate bonds rose, which put upwards pressure on corporate bond yields. At the same time as investors sought safe havens, yields on government bonds declined, widening the spread between corporate bonds and government bonds. In other words, bond prices on U.S. Treasuries rose while corporate bond prices declined.

Chart 8 CMFIX Fiscal Year-End Allocation

Source: Bloomberg, CM Advisors.

The combination led to an annual return of 2.15% for the Fund for the year ended February 29, 2020, and while it underperformed the benchmarks for the fiscal year, we believe the Fund is well positioned for the future. It is our belief that interest rates are unsustainably low and likely to rise in the future. While the current recessionary environment will keep rates low for the near term, we belief the extraordinary level of stimulus that is being pumped into the system to offset the pandemic will lead to inflationary concerns and rising rates over the next several years. Under such a scenario, longer-dated bond prices will be hurt disproportionately, and therefore we will continue to keep maturities near the short end of the curve as the process unfolds. The Fund remains highly liquid, enabling us to take advantage of opportunities as they arise.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 17, 2020

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-859-5856.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please visit our website at www.cmadvisorsfunds.com or call 1-888-859-5856 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the investment adviser’s current opinions and views of the financial markets. Although the investment adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time and may no longer be held by the Funds. For a complete list of securities held by the Funds as of February 29, 2020, please see the Schedules of Investments sections of the annual report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forwardlooking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

CM Advisors Small Cap Value Fund

Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
CM Advisors Small Cap Value Fund versus the Russell 2000® Value Index

Average Annual Total Returns (for the periods ended February 29, 2020)
	1 Year	5 Years	Since Inception(a)
CM Advisors Small Cap Value Fund	(24.91%)	(4.31%)	(0.28%)
Russell 2000® Value Index	(9.29%)	3.61%	6.74%

(a)	Commencement of operations for CM Advisors Small Cap Value Fund was April 15, 2011.

This graph depicts the performance of CM Advisors Small Cap Value Fund (the “Fund”) versus the Russell 2000 Value Index. The graph assumes an initial $10,000 investment at April 15, 2011 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Fixed Income Fund

Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in CM Advisors Fixed Income Fund versus the
Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns (for the periods ended February 29, 2020)
	1 Year	5 Years	10 Years
CM Advisors Fixed Income Fund	2.15%	1.84%	2.55%
Bloomberg Barclays U.S. Aggregate Bond Index	11.68%	3.58%	3.93%

This graph depicts the performance of CM Advisors Fixed Income Fund (the “Fund”) versus the Bloomberg Barclays U.S. Aggregate Bond Index. The graph assumes an initial $10,000 investment at February 28, 2010 and that any dividends or capital gain distributions are reinvested in shares of the Fund. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Small Cap Value Fund

Supplementary Portfolio Information
February 29, 2020 (Unaudited)

Asset Allocation*
(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
DMC Global, Inc.	10.1%
Greif, Inc. - Class A	4.9%
Altra Industrial Motion Corporation	4.3%
Atkore International Group, Inc.	4.3%
Colfax Corporation	4.1%
TriMas Corporation	3.8%
Columbus McKinnon Corporation	3.4%
II-VI, Inc.	2.6%
Hillenbrand, Inc.	2.5%
Malibu Boats, Inc. - Class A	2.3%

CM Advisors Fixed Income Fund

Supplementary Portfolio Information
February 29, 2020 (Unaudited)

Asset Allocation*
(% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
U.S. Treasury Notes, 2.75%, due 11/15/23	12.7%
U.S. Treasury Notes, 2.375%, due 12/31/20	12.0%
U.S. Treasury Notes, 2.00%, due 07/31/20	11.5%
U.S. Treasury Notes, 1.375%, due 04/30/21	7.6%
Wells Fargo & Company, 2.55%, due 12/07/20	3.8%
Becton Dickinson & Company, 3.25%, due 11/12/20	3.2%
PHI Group, Inc.	3.0%
Microsoft Corporation, 1.55%, due 08/08/21	2.7%
General Mills, Inc., 3.15%, due 12/15/21	2.6%
Goldman Sachs Group, Inc., 3.00%, due 04/26/22	2.6%

CM Advisors Small Cap Value Fund Schedule of Investments February 29, 2020
COMMON STOCKS — 69.1%	Shares	Value
Communication Services — 0.6%
Interactive Media & Services — 0.6%
Alphabet, Inc. - Class A *	157	$210,262
Facebook, Inc. - Class A *	423	81,415
		291,677
Consumer Discretionary — 2.3%
Leisure Equipment & Products — 2.3%
Malibu Boats, Inc. - Class A *	28,500	1,252,290

Energy — 18.6%
Energy Equipment & Services — 15.4%
Dawson Geophysical Company *	123,330	239,260
DMC Global, Inc.	150,557	5,429,086
Era Group, Inc. *	124,888	1,223,902
NexTier Oilfield Solutions, Inc. *	50,000	233,000
Patterson-UTI Energy, Inc.	201,860	1,156,658
		8,281,906
Oil, Gas & Consumable Fuels — 3.2%
Centennial Resource Development, Inc. - Class A *	352,705	835,911
Parsley Energy, Inc. - Class A	64,130	859,342
		1,695,253
Financials — 1.5%
Capital Markets — 0.6%
Brookfield Asset Management, Inc. - Class A	5,140	308,194

Consumer Finance — 0.2%
Synchrony Financial	3,950	114,945

Diversified Financial Services — 0.4%
Berkshire Hathaway, Inc. - Class B *	1,050	216,657

Insurance — 0.3%
Markel Corporation *	158	186,693

Health Care — 0.1%
Health Care Providers & Services — 0.1%
AmerisourceBergen Corporation	470	39,630

Industrials — 27.2%
Aerospace & Defense — 0.0% (a)
Spirit AeroSystems Holdings, Inc. - Class A	500	26,420

Electrical Equipment — 7.2%
Atkore International Group, Inc. *	62,098	2,292,037
Regal Beloit Corporation	9,000	698,760

CM Advisors Small Cap Value Fund Schedule of Investments (Continued)
COMMON STOCKS — 69.1% (Continued)	Shares	Value
Industrials — 27.2% (Continued)
Electrical Equipment — 7.2% (Continued)
Sensata Technologies Holding plc *	21,000	$856,800
		3,847,597
Industrial Conglomerates — 0.1%
Roper Technologies, Inc.	110	38,687

Machinery — 19.7%
Altra Industrial Motion Corporation	76,885	2,315,776
Colfax Corporation *	66,106	2,212,568
Columbus McKinnon Corporation	58,036	1,804,339
Douglas Dynamics, Inc.	4,055	176,514
Helios Technologies, Inc.	18,190	723,053
Hillenbrand, Inc.	56,500	1,322,100
TriMas Corporation *	79,830	2,023,691
		10,578,041
Trading Companies & Distributors — 0.2%
BMC Stock Holdings, Inc. *	3,500	85,855

Information Technology — 8.0%
Electronic Equipment, Instruments & Components — 5.6%
FLIR Systems, Inc.	23,260	987,852
II-VI, Inc. *	47,500	1,410,275
Rogers Corporation *	5,100	591,600
		2,989,727
IT Services — 0.1%
Mastercard, Inc. - Class A	142	41,216

Software — 0.7%
Zix Corporation *	50,000	394,000

Technology Hardware, Storage & Peripherals — 1.6%
AstroNova, Inc.	78,825	856,039

Materials — 10.8%
Chemicals — 0.4%
PolyOne Corporation	9,000	222,840

Containers & Packaging — 7.0%
Greif, Inc. - Class A	75,041	2,651,949
WestRock Company	33,115	1,101,074
		3,753,023

CM Advisors Small Cap Value Fund Schedule of Investments (Continued)
COMMON STOCKS — 69.1% (Continued)	Shares	Value
Materials — 10.8% (Continued)
Metals & Mining — 3.4%
Allegheny Technologies, Inc. *	60,995	$1,042,405
Carpenter Technology Corporation	17,030	625,852
Comstock Mining, Inc. *	284,167	142,083
		1,810,340

Total Common Stocks (Cost $45,658,416)		$37,031,030

WARRANTS — 0.0%	Shares	Value
Key Energy Services, Inc., expires 12/15/20 * (b)	11,776	$0
Key Energy Services, Inc., expires 12/15/21 * (b)	11,776	0
Total Warrants (Cost $0)		$0

MONEY MARKET FUNDS — 26.0%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 1.45% (c) (Cost $13,934,048)	13,934,048	$13,934,048

Total Investments at Value — 95.1% (Cost $59,592,464)		$50,965,078

Other Assets in Excess of Liabilities — 4.9%		2,646,776

Net Assets — 100.0%		$53,611,854

*	Non-income producing security.
(a)	The percentage rounds to less than 0.1%.
(b)

Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities is $0 as of February 29, 2020, representing 0.0% of net assets.

(c)	The rate shown is the 7-day effective yield as of February 29, 2020.
See accompanying notes to financial statements.

CM Advisors Fixed Income Fund Schedule of Investments February 29, 2020
COMMON STOCKS — 3.0%	Shares	Value
Energy — 3.0%
Energy Equipment & Services — 3.0%
PHI Group, Inc. * (a) (Cost $1,609,094)	149,912	$1,609,095

CORPORATE BONDS — 40.7%	Par Value	Value
Communication Services — 2.8%
Media — 2.8%
DIRECTV Holdings, LLC, 3.80%, due 03/15/22	$500,000	$518,635
Discovery Communications, Inc., 4.375%, due 06/15/21	600,000	620,494
Tele-Communications, Inc., 10.125%, due 04/15/22	300,000	351,211
		1,490,340
Consumer Staples — 2.6%
Food Products — 2.6%
General Mills, Inc., 3.15%, due 12/15/21	1,340,000	1,377,174

Energy — 4.5%
Oil, Gas & Consumable Fuels — 4.5%
Kinder Morgan Energy Partners, L.P., 6.50%, due 04/01/20	500,000	501,728
Occidental Petroleum Corporation, 2.70%, due 02/15/23	605,000	612,787
ONEOK Partners, L.P., 3.375%, due 10/01/22	1,185,000	1,227,468
		2,341,983
Financials — 11.5%
Commercial Banks — 7.5%
Bank of America Corporation, 2.40%, due 08/23/24	1,250,000	1,246,878
Wells Fargo & Company,
2.55%, due 12/07/20	2,007,000	2,020,888
4.125%, due 08/15/23	650,000	700,736
		3,968,502
Insurance — 1.4%
Enstar Group Ltd., 4.50%, due 03/10/22	675,000	714,412

Investment Banking & Brokerage Services — 2.6%
Goldman Sachs Group, Inc., 3.00%, due 04/26/22	1,350,000	1,372,227

Health Care — 3.2%
Health Care Equipment & Supplies — 3.2%
Becton Dickinson & Company, 3.25%, due 11/12/20	1,673,000	1,691,379

Industrials — 3.1%
Auto Parts & Equipment — 0.9%
Johnson Controls, Inc., 5.00%, due 03/30/20	500,000	501,265

CM Advisors Fixed Income Fund Schedule of Investments (Continued)
CORPORATE BONDS — 40.7% (Continued)	Par Value	Value
Industrials — 3.1% (Continued)
Electrical Equipment — 2.2%
Eaton Corporation, 8.10%, due 08/15/22	$1,000,000	$1,146,366

Information Technology — 7.1%
Electronic Equipment, Instruments & Components — 2.4%
Corning, Inc., 7.25%, due 08/15/36	500,000	629,496
FLIR Systems, Inc., 3.125%, due 06/15/21	625,000	637,029
		1,266,525
Software — 3.9%
Microsoft Corporation, 1.55%, due 08/08/21	1,400,000	1,406,871
Symantec Corporation, 4.20%, due 09/15/20	665,000	667,962
		2,074,833
Technology Hardware, Storage & Peripherals — 0.8%
EMC Corporation, 2.65%, due 06/01/20	404,000	402,667

Materials — 2.3%
Base Metals — 0.9%
Arconic, Inc., 6.15%, due 08/19/20	475,000	482,263

Chemicals — 1.4%
Mosaic Company (The), 3.25%, due 11/15/22	685,000	712,456

Utilities — 3.6%
Electric Utilities — 3.6%
Exelon Generation Company, LLC, 4.00%, due 10/01/20	1,200,000	1,210,251
Southern Company, 2.35%, due 07/01/21	690,000	695,202
		1,905,453

Total Corporate Bonds (Cost $20,811,206)		$21,447,845

CM Advisors Fixed Income Fund Schedule of Investments (Continued)
U.S. TREASURY OBLIGATIONS — 44.8%	Par Value	Value
U.S. Treasury Inflation-Protected Notes — 1.0%
2.375%, due 01/15/25	$477,162	$541,878

U.S. Treasury Notes — 43.8%
2.00%, due 07/31/20	6,000,000	6,017,344
2.375%, due 12/31/20	6,250,000	6,313,721
1.375%, due 04/30/21	4,000,000	4,013,437
2.75%, due 11/15/23	6,250,000	6,670,410
		23,014,912

Total U.S. Treasury Obligations (Cost $22,915,237)		$23,556,790

MONEY MARKET FUNDS — 11.3%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 1.45% (b) (Cost $5,922,337)	5,922,337	$5,922,337

Total Investments at Value — 99.8% (Cost $51,257,874)		$52,536,067

Other Assets in Excess of Liabilities — 0.2%		92,348

Net Assets — 100.0%		$52,628,415

*	Non-income producing security.
(a)

Security was received in a private placement. Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities is $1,609,095 as of February 29, 2020, representing 3.0% of net assets.

(b)	The rate shown is the 7-day effective yield as of February 29, 2020.
See accompanying notes to financial statements.

CM Advisors Family of Funds Statements of Assets and Liabilities February 29, 2020
	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
ASSETS
Investments in securities:
At cost	$59,592,464	$51,257,874
At value (Note 2)	$50,965,078	$52,536,067
Receivable for investment securities sold	2,886,015	—
Dividends and interest receivable	14,377	303,980
Other assets	4,448	15,875
TOTAL ASSETS	53,869,918	52,855,922

LIABILITIES
Payable for capital shares redeemed	530	169,293
Payable for investment securities purchased	196,501	—
Payable to Advisor (Note 5)	39,719	21,424
Payable to administrator (Note 5)	8,830	7,370
Other accrued expenses	12,484	29,420
TOTAL LIABILITIES	258,064	227,507

NET ASSETS	$53,611,854	$52,628,415

Net assets consist of:
Paid-in capital	$80,417,824	$53,568,230
Accumulated deficit	(26,805,970)	(939,815)
Net Assets	$53,611,854	$52,628,415

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	6,492,751	4,833,032

Net asset value, redemption price and offering price per share (a)	$8.26	$10.89

(a)	Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 2).
See accompanying notes to financial statements.

CM Advisors Family of Funds Statements of Operations Year Ended February 29, 2020
	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
INVESTMENT INCOME
Dividends	$596,910	$87,998
Foreign withholding taxes on dividends	(628)	—
Interest	—	1,713,051
TOTAL INVESTMENT INCOME	596,282	1,801,049

EXPENSES
Investment advisory fees (Note 5)	605,064	305,640
Administration fees (Note 5)	56,967	48,902
Legal fees	43,445	39,869
Trustees’ fees and expenses (Note 5)	41,472	39,666
Fund accounting fees (Note 5)	43,116	30,117
Registration and filing fees	33,445	32,684
Audit and tax services fees	17,000	19,500
Transfer agent fees (Note 5)	18,000	18,000
Postage and supplies	12,677	8,675
Custody and bank service fees	9,375	7,501
Insurance expense	10,334	5,494
Pricing fees	1,311	8,778
Printing of shareholder reports	6,471	2,941
Compliance support services fees	4,796	4,304
Distributor services fees (Note 5)	3,000	3,000
Other expenses	8,449	8,222
TOTAL EXPENSES	914,922	583,293
Advisory fees waived by Advisor (Note 5)	(28,302)	—
NET EXPENSES	886,620	583,293

NET INVESTMENT INCOME (LOSS)	(290,338)	1,217,756

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from investment transactions	(15,523,154)	(2,352,962)
Net change in unrealized appreciation (depreciation) on investments	(3,472,846)	2,375,319
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(18,996,000)	22,357

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(19,286,338)	$1,240,113

See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund Statements of Changes in Net Assets
	Year Ended February 29, 2020	Year Ended February 28, 2019
FROM OPERATIONS
Net investment loss	$(290,338)	$(714,956)
Net realized gains (losses) from investment transactions	(15,523,154)	1,802,704
Net change in unrealized appreciation (depreciation) on investments	(3,472,846)	(1,807,712)
Net decrease in net assets resulting from operations	(19,286,338)	(719,964)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	882,914	2,172,025
Proceeds from redemption fees collected (Note 2)	601	2,724
Payments for shares redeemed	(12,599,634)	(9,690,601)
Net decrease in net assets from share transactions	(11,716,119)	(7,515,852)

TOTAL DECREASE IN NET ASSETS	(31,002,457)	(8,235,816)

NET ASSETS
Beginning of year	84,614,311	92,850,127
End of year	$53,611,854	$84,614,311

CAPITAL SHARE ACTIVITY
Shares sold	93,232	183,793
Shares redeemed	(1,291,034)	(826,228)
Net decrease in shares outstanding	(1,197,802)	(642,435)
Shares outstanding, beginning of year	7,690,553	8,332,988
Shares outstanding, end of year	6,492,751	7,690,553

See accompanying notes to financial statements.

CM Advisors Fixed Income Fund Statements of Changes in Net Assets
	Year Ended February 29, 2020	Year Ended February 28, 2019
FROM OPERATIONS
Net investment income	$1,217,756	$1,821,887
Net realized gains (losses) from investment transactions	(2,352,962)	151,370
Net change in unrealized appreciation (depreciation) on investments	2,375,319	(1,635,788)
Net increase in net assets resulting from operations	1,240,113	337,469

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(1,368,783)	(2,140,749)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,057,883	4,482,647
Net asset value of shares issued in reinvestment of distributions to shareholders	1,271,809	1,961,338
Payments for shares redeemed	(13,791,845)	(7,386,740)
Net decrease in net assets from share transactions	(11,462,153)	(942,755)

TOTAL DECREASE IN NET ASSETS	(11,590,823)	(2,746,035)

NET ASSETS
Beginning of year	64,219,238	66,965,273
End of year	$52,628,415	$64,219,238

CAPITAL SHARE ACTIVITY
Shares sold	97,315	403,178
Shares reinvested	117,337	178,855
Shares redeemed	(1,272,400)	(668,961)
Net decrease in shares outstanding	(1,057,748)	(86,928)
Shares outstanding, beginning of year	5,890,780	5,977,708
Shares outstanding, end of year	4,833,032	5,890,780

See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund Financial Highlights
Per share data for a share outstanding throughout each year:
	Years Ended
	February 29, 2020	February 28, 2019	February 28, 2018		February 28, 2017	February 29, 2016
Net asset value at beginning of year	$11.00	$11.14	$11.37		$7.54	$10.47

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.10)	(0.10	)(a)	(0.07)	(0.01)
Net realized and unrealized gains (losses) on investments	(2.69)	(0.04)	(0.13)		4.01	(2.88)
Total from investment operations	(2.74)	(0.14)	(0.23)		3.94	(2.89)

Less distributions:
From net investment income	—	—	—		(0.11)	(0.05)

Proceeds from redemption fees collected (Note 2)	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)	0.01

Net asset value at end of year	$8.26	$11.00	$11.14		$11.37	$7.54

Total return (c)	(24.91%)	(1.26%)	(2.02%)		52.33%	(27.52%)

Ratios and supplemental data:
Net assets at end of year (000’s)	$53,612	$84,614	$92,850		$50,769	$35,166

Ratio of total expenses to average net assets	1.29%	1.35%	1.46%		1.45%	1.56%

Ratio of net expenses to average net assets (d)	1.25%	1.25%	1.25%		1.25%	1.25%

Ratio of net investment loss to average net assets (d)	(0.41%)	(0.75%)	(0.93%)		(0.66%)	(0.16%)

Portfolio turnover rate	59%	31%	25%		28%	68%

(a)	Net investment loss per share is based on average shares outstanding during the year.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Ratio was determined after investment advisory fee waivers and expense reimbursements (Note 5).
See accompanying notes to financial statements.

CM Advisors Fixed Income Fund Financial Highlights
Per share data for a share outstanding throughout each year:
	Years Ended
	February 29, 2020	February 28, 2019	February 28, 2018	February 28, 2017	February 29, 2016
Net asset value at beginning of year	$10.90	$11.20	$11.57	$11.10	$11.49

Income (loss) from investment operations:
Net investment income	0.22	0.31	0.28	0.37	0.23
Net realized and unrealized gains (losses) on investments	0.01	(0.25)	(0.23)	0.50	(0.41)
Total from investment operations	0.23	0.06	0.05	0.87	(0.18)

Less distributions:
From net investment income	(0.24)	(0.30)	(0.29)	(0.37)	(0.19)
From net realized gains	—	(0.06)	(0.13)	(0.03)	(0.02)
Total distributions	(0.24)	(0.36)	(0.42)	(0.40)	(0.21)

Net asset value at end of year	$10.89	$10.90	$11.20	$11.57	$11.10

Total return (a)	2.15%	0.55%	0.43%	7.95%	(1.62%)

Ratios and supplemental data:
Net assets at end of year (000’s)	$52,628	$64,219	$66,965	$67,445	$64,201

Ratio of total expenses to average net assets	0.96%	0.90%	0.87%	0.88%	0.79%

Ratio of net investment income to average net assets	2.00%	2.75%	2.43%	3.16%	1.63%

Portfolio turnover rate	20%	28%	35%	10%	18%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

CM Advisors Family of Funds

Notes to Financial Statements
February 29, 2020

1. Organization

CM Advisors Small Cap Value Fund and CM Advisors Fixed Income Fund (collectively the “Funds” and individually a “Fund”) are each a separate diversified no-load series of CM Advisors Family of Funds (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.

The investment objective of CM Advisors Small Cap Value Fund is long-term growth of capital. The Fund commenced operations on April 15, 2011.

The investment objective of CM Advisors Fixed Income Fund is to preserve capital and maximize total return. The Fund commenced operations on March 24, 2006.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

New Accounting Pronouncement – In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continues to accrete to maturity. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The Funds are complying with ASU 2017-08 and the impact is not deemed to be material to the Funds.

Investment Valuation – The Funds’ portfolio securities are generally valued at their market values determined on the basis of available market quotations as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time). Securities, including common stocks, closed-end funds (“CEFs”) and exchange-traded funds (“ETFs”), listed on an exchange or quoted on a national market system are valued at the last sales price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. To the extent that the Funds are invested in other open-end investment companies, except CEFs and ETFs, that are registered under the 1940 Act, the Funds’ net asset values (“NAVs”) are calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these registered open-end investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Fixed income securities are typically valued based on prices provided by an independent pricing service. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

of the particular portfolio security is halted during the day and does not resume prior to the Funds’ NAV calculations) or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trust’s Board of Trustees (the “Board”) and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Corporate bonds and U.S. Treasury obligations held by CM Advisors Fixed Income Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the fair value of a particular security may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of February 29, 2020 by security type:

CM Advisors Small Cap Value Fund:
	Level 1	Level 2		Level 3	Total
Common Stocks	$37,031,030	$—		$—	$37,031,030
Warrants	—	0	*	—	0
Money Market Funds	13,934,048	—		—	13,934,048
Total	$50,965,078	$0		$—	$50,965,078

*	CM Advisors Small Cap Value Fund holds Warrants that have been fair valued at $0.

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

CM Advisors Fixed Income Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$—	$1,609,095	$1,609,095
Corporate Bonds	—	21,447,845	—	21,447,845
U.S. Treasury Obligations	—	23,556,790	—	23,556,790
Money Market Funds	5,922,337	—	—	5,922,337
Total	$5,922,337	$45,004,635	$1,609,095	$52,536,067

Refer to each Fund’s Schedule of Investments for a listing of the securities by asset type and sector and industry type. The CM Advisors Small Cap Value Fund did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended February 29, 2020.

The following is a reconciliation of Level 3 investments held in CM Advisors Fixed Income Fund for which significant unobservable inputs were used to determine fair value for the year ended February 29, 2020:

CM Advisors Fixed Income Fund
Balance as of February 28, 2019	$—
Received in a mandatory exchange	1,609,095
Balance as of February 29, 2020	$1,609,095

The following table summarizes the valuation techniques used and unobservable inputs developed by the Trust’s Fair Value Committee in conformity with guidelines adopted by and subject to review by the Board to determine the fair value of the Level 3 instruments:

		Fair Value at 2/29/2020	Valuation Technique	Unobservable Input	Value	Impact to Valuation from an Increase in Input
CM Advisors Fixed Income Fund	Common Stocks	$1,609,095	Management’s Estimate of Value at Mandatory Exchange	N/A	N/A	N/A

Share Valuation and Redemption Fees – The NAV per share of each Fund is calculated on each business day by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share, except that shares of CM Advisors Small Cap Value Fund are subject to a redemption fee of 1%, payable to the Fund, if redeemed within 180 days of the date of purchase. No redemption fee, however, will be

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

imposed on the exchange of shares of CM Advisors Small Cap Value Fund for shares of CM Advisors Fixed Income Fund. Shares of CM Advisors Fixed Income Fund are not subject to a redemption fee.

During the years ended February 29, 2020 and February 28, 2019, proceeds from redemption fees for CM Advisors Small Cap Value Fund were $601 and $2,724, respectively.

Investment Transactions and Investment Income – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method. Realized gains and losses on investments sold are determined on a specific identification basis, which is the same basis used for federal income tax purposes. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses – Each Fund bears expenses incurred specifically on its behalf as well as a portion of general Trust expenses, which are allocated between the Funds according to methods authorized by the Board.

Dividends and Distributions – Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of each Fund. Distributions from net realized capital gains, if any, are generally declared and distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments of net short-term capital gains. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended February 29, 2020 and February 28, 2019 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
CM Advisors Fixed Income Fund
February 29, 2020	$1,368,783	$—	$1,368,783
February 28, 2019	$1,793,474	$347,275	$2,140,749

There were no distributions paid to shareholders by CM Advisors Small Cap Value Fund during the years ended February 29, 2020 and February 28, 2019.

On March 31, 2020, CM Advisors Fixed Income Fund paid an ordinary income dividend of $0.0472 per share to shareholders of record on March 30, 2020.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

3. Federal Income Tax

Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 29, 2020:

	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
Tax cost of portfolio investments	$59,604,892	$51,257,907
Gross unrealized appreciation	$6,234,380	$1,282,153
Gross unrealized depreciation	(14,874,194)	(3,993)
Net unrealized appreciation (depreciation)	(8,639,814)	1,278,160
Undistributed ordinary income	—	147,595
Accumulated capital and other losses	(18,166,156)	(2,365,570)
Accumulated deficit	$(26,805,970)	$(939,815)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

As of February 29, 2020, the CM Advisors Small Cap Value Fund had short-term capital loss carryforwards of $2,546,028 and long-term capital loss carryforwards of $15,536,046 and the CM Advisors Fixed Income Fund had short-term capital loss carryforwards of $75,971 and long-term capital loss carryforwards of $2,289,599 for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset realized capital gains, if any, prior to distributing such gains to shareholders.

Net qualified late-year ordinary losses incurred after December 31, 2019, are deemed to arise on the first day of a Fund’s next taxable year. For the year ended February 29, 2020, CM Advisors Small Cap Value Fund intends to defer $84,082 of late-year ordinary losses to March 1, 2020 for income tax purposes.

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

For the year ended February 29, 2020, CM Advisors Small Cap Value Fund made the following reclassification on the Statements of Assets and Liabilities:

Paid-in capital	$(434,965)
Accumulated deficit	434,965

Such reclassification, the result of permanent differences between the financial statement and income tax requirements, has no effect on the Fund’s net assets or NAV per share and is due to the tax treatment of net investment losses.

The Funds recognize the benefits or expenses of uncertain tax positions only if the position is “more-likely-than-not” of being sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

4. Investment Transactions

During the year ended February 29, 2020, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. Government obligations, were as follows:

	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
Cost of purchases of investment securities	$36,482,030	$6,524,007
Proceeds from sales and maturities of investment securities	$57,820,744	$17,735,327

5. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Funds pay a monthly advisory fee to the Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors) (the “Advisor”) based upon the average daily net assets of each Fund and calculated at the annual rate of 0.85% for CM Advisors Small Cap Value Fund and 0.50% for CM Advisors Fixed Income Fund. The Advisor has entered into agreements (the “Expense Limitation Agreements”) with each Fund under which it has agreed to waive its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, Acquired Fund Fees and Expenses, and amounts, if any, under a Rule 12b-1 Plan) to not more than 1.25% of the average daily net assets of CM Advisors Small Cap Value Fund and not more than 1.50% of the average daily net assets of CM Advisors Fixed Income Fund, each until July 1, 2020. There can be no assurance that the Expense Limitation Agreements will continue beyond July 1, 2020. During the year ended February 29, 2020, with respect to CM Advisors Small Cap Value Fund, the Advisor waived $28,302 of its investment advisory fees.

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

These fees are not available for recoupment by the Advisor. During the year ended February 29, 2020, there were no advisory fees waived or expenses reimbursed by the Advisor with respect to CM Advisors Fixed Income Fund.

Certain Trustees and officers of the Trust are also officers of the Advisor.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, accounting, and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for its services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”).

Pursuant to the terms of a Distribution Agreement with the Trust, the Distributor serves as the Funds’ principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor receives service fees from the Funds for such services.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Funds for their services. Each Trustee who is not an affiliated person of the Advisor or Ultimus receives an annual retainer of $10,000, paid quarterly; a fee of $2,000 per Fund for attendance at each in-person meeting of the Board of Trustees; and a fee of $500 per Fund for attendance at each telephonic meeting of the Board of Trustees. The Funds reimburse each Trustee and officer for his or her travel and other expenses relating to attendance at Board or committee meetings.

6. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, a particular set of circumstances may affect this sector or certain companies within the sector, while having little or no impact on other sectors or other companies within the sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of February 29, 2020, CM Advisors Small Cap Value Fund had 27.2% of the value of its nets assets invested in common stocks within the Industrials sector.

7. Investments in Money Market Funds

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, the Funds may at times invest a significant portion of their assets in shares of a money market fund. As of February 29, 2020, CM Advisors Small Cap Value Fund had 26.0% of the value of its net assets invested in shares of a money market fund registered under the 1940 Act. The financial statements of the money market fund, the Wells Fargo Advantage Treasury Plus Money Market Fund – Institutional Class, can be found at www.sec.gov. An investment in a money market fund is not insured or

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Funds incur additional indirect expenses due to acquired fund fees and expenses to the extent they invest in shares of money market funds.

8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

9. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of the financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CM Advisors Family of Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of CM Advisors Family of Funds
and the Shareholders of CM Advisors Small Cap Value Fund
and CM Advisors Fixed Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of CM Advisors Small Cap Value Fund and CM Advisors Fixed Income Fund, each a series of shares of beneficial interest in CM Advisors Family of Funds (the “Funds”), including the schedules of investments, as of February 29, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of February 29, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

CM Advisors Family of Funds

Report of Independent Registered Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the CM Advisors Family of Funds since 2005.

Philadelphia, Pennsylvania
April 27, 2020

CM Advisors Family of Funds

About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. Ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (September 1, 2019) and held until the end of the period (February 29, 2020).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the ongoing costs that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not impose any sales loads. However, a redemption fee of 1% is charged on the sale of shares of CM Advisors Small Cap Value Fund within 180 days of the date of their purchase.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

CM Advisors Family of Funds

About Your Funds’ Expenses (Unaudited) (Continued)

More information about the Funds’ expenses, including annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Net Expense Ratio(a)	Expenses Paid During Period(b)
CM Advisors Small Cap Value Fund
Based on Actual Fund Return	$ 1,000.00	$ 923.90	1.25%	$ 5.98
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.65	1.25%	$ 6.27

CM Advisors Fixed Income Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,014.20	0.94%	$ 4.71
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.18	0.94%	$ 4.72

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

CM Advisors Family of Funds

Other Information (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT. The filings are available upon request, by calling 1-888-859-5856. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at www.sec.gov.

CM Advisors Family of Funds

Information about Trustees and Executive Officers (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust is set forth on the following pages. Generally, each Trustee serves an indefinite term or until his resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The officers are elected for annual terms. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds’ toll-free at 1-888-859-5856.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies Held During Past 5 Years
Independent Trustees
Brian R. Bruce 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1955	Trustee	Since 5/2003	Mr. Bruce has been Chief Executive Officer of Hillcrest Asset Management, LLC, an institutional asset manager, since September 2007.	2	From 2007-2013, Mr. Bruce served as an independent trustee of six series of the Dreman Contrarian Funds, a registered management investment company.
Mark F. Ivan 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1956	Trustee	Since 5/2003	Mr. Ivan has been the President of Ivan Capital Management, Inc. since June 1996.	2	None
Richard M. Lewis 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1959	Trustee	Since 5/2003	Mr. Lewis has been the Chief Financial Officer of Evolve Cellular Inc. (previously Worldcall Interconnect Inc.) since 2012. Mr. Lewis has also been Chief Financial Officer of USFon Inc., a non-profit telecommunication and information services company, since July 2012.	2	None
A. Zorel Paritzky, M.D. 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1942	Trustee	Since 5/2003	Dr. Paritzky was a physician with Cardiac Associates Medical Group, Inc. from 1974 to 2006. He retired from active clinical practice in December 2006.	2	None
William R. Reichenstein, Ph.D. 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1952	Trustee	Since 5/2003	Dr. Reichenstein is a Professor Emeritus of Finance at Baylor University and the former Pat and Thomas R. Powers Chair in Investment Management – Finance, Insurance, and Real Estate. He retired from teaching in August of 2018. Currently Dr. Reichenstein serves as the Head of Research for the retirement and social security planning firm Social Security Solutions, Inc., since January 2011, and as the Head of Research for Retiree, Inc., a tax-efficient withdrawal retirement advice firm.	2	From 2006-2018, Mr. Reichenstein served as an independent trustee of three series of the Epiphany Funds, a registered management investment company.

CM Advisors Family of Funds

Information about Trustees and Executive Officers (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies Held During Past 5 Years
Interested Trustees* and Executive Officers
Arnold Van Den Berg** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1939	Trustee, Chairman, President	Since 11/2002	Mr. Van Den Berg is the founder, Chief Executive Officer, Co-Chief Investment Officer and Chairman of the Board of the Advisor and a member of the Advisor’s investment committee. He has been a portfolio manager for the Advisor since 1974.	2	None
James D. Brilliant** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1966	Trustee, Treasurer	Since 5/2003	Mr. Brilliant is Co-Chief Investment Officer, Chief Financial Officer and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. He has been with the Advisor since 1986 and is a Chartered Financial Analyst (CFA).	2	None
Scott Van Den Berg** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1967	Trustee, Secretary	Since 5/2003	Mr. Van Den Berg is President, Chief Operating Officer, and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. Previously, he served as Chief Compliance Officer until 2017. He has been with the firm since 1992 and is a Certified Financial Planner (CFP) and a Chartered Retirement Plan Specialist (CRPS).	2	None
Aaron S. Buckholtz 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1963	Trustee	Since 5/2003	Mr. Buckholtz is Executive Vice President, Senior Trader and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. He has been with the firm since 1990 and is a Chartered Financial Analyst (CFA).	2	None
Lisa A. Stroud 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1973	Chief Compliance Officer	Since 10/2017	Ms. Stroud has served as CCO for the Advisor since December 31, 2016. Previously, she assisted Mr. S. Van Den Berg in his role as a compliance officer for the Funds and the Advisor and oversaw the compliance and implementation of the client sales and service program. Ms. Stroud has been with the Advisor since 2002 and is a Chartered Mutual Fund Counselor (CMFC) and Investment Adviser Certified Compliance Professinal (IACCP).	2	None

*	Each of the Interested Trustees is an Interested Trustee because he is an officer and employee of the Advisor.
**	Arnold Van Den Berg and Scott Van Den Berg are related as father and son, respectively. James Brilliant is the son-in-law of Arnold Van Den Berg and the brother-in-law of Scott Van Den Berg.

CM Advisors Family of Funds

Approval of Investment Advisory Agreement (Unaudited)

The Board, including the Independent Trustees voting separately, has reviewed and approved the continuance of the Investment Advisory Agreements with the Advisor for CM Advisors Fixed Income Fund (the “Fixed Income Fund”) and CM Advisors Small Cap Value Fund (the “Small Cap Value Fund”) for an additional annual term. Approval took place at an in-person meeting held on February 10, 2020, at which a majority of the Trustees, including a majority of the Independent Trustees, were present.

During their deliberations, the Board was advised by legal counsel and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and legal counsel.

In determining whether to approve continuation of the Investment Advisory Agreements by the Fixed Income Fund and the Small Cap Value Fund, the Trustees recalled their review of the materials related to the Funds and the Advisor throughout the preceding 12 months and their various discussions with management of the Trust and the Advisor regarding the operations and performance of each Fund during that time period. The Trustees further considered those materials and discussions and numerous other factors, including:

The nature, extent, and quality of the services provided by the Advisor. In this regard, the Trustees considered the services being provided by the Advisor to the Fixed Income Fund and the Small Cap Value Fund including, without limitation, its investment advisory services during the previous 12 month period, its coordination of services for the Funds among the Funds’ service providers, its compliance procedures and practices, and its efforts to promote the Funds and assist in their distribution. The Board also noted that the Trust’s president, secretary, treasurer, CCO, principal executive officer, and principal financial officer are employees of the Advisor and they each serve the Trust without additional compensation from either of the Funds. Following a consideration of the foregoing information as well as further information provided by the Advisor (e.g., descriptions of the Advisor’s business and the Advisor’s Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Advisor are satisfactory and adequate for the Fixed Income Fund and the Small Cap Value Fund.

The investment performance of the Fixed Income Fund, the Small Cap Value Fund and the Advisor. In this regard, the Board compared the near- and long-term performance of each of the Fixed Income Fund and the Small Cap Value Fund with the performance of its respective benchmark index, custom peer group of comparable funds managed by other advisors, and Morningstar categories. The Board observed that the performance of the Small Cap Value Fund had lagged behind the performance of its benchmark and the average and median of its custom peer group and its Morningstar category (Small Cap Value Funds Under $400 Million, True No-Load) for the one-year, three-year and five-year periods. The Board also noted that the performance of the Fixed Income Fund had trailed the performance of its benchmark and the average and median of its custom peer group and its Morningstar category for the one-year, three-year, five-year and ten-year periods. However, the Board further noted that the Fixed Income Fund had outperformed its benchmark for the quarter ended December 31, 2019. Regarding each of the Funds, the Board determined that the Advisor had reasonably explained its performance results, the factors contributing to its underperformance and had also satisfactorily described the Advisor’s expectations, monitoring of, and prospective measures with respect to seeking to improve future performance. The Board then considered the consistency of the Advisor’s management of the Fixed Income Fund and the Small Cap Value Fund with

CM Advisors Family of Funds

Approval of Investment Advisory Agreement (Unaudited) (Continued)

each Fund’s investment objective and policies. Moreover, the Board determined that, although the Small Cap Value Fund and the Fixed Income Fund had each underperformed its respective benchmark over the long-term, the Advisor had reasonably demonstrated that it followed well-reasoned, logical processes in selecting investments for the Small Cap Value Fund and the Fixed Income Fund. Additionally, the Board observed that the Advisor had provided reasonable analysis to support the positions that had been taken with respect to the Funds as well as the Advisor’s belief that such positions continued to have strong upside potential in the future. The Board also considered that the Advisor indicated that it would continue to examine, assess and potentially re-evaluate certain of its investment theses (and implementation thereof) that had contributed to the periods of underperformance. Following discussion of the short-term and long-term investment performance of the Fixed Income Fund and the Small Cap Value Fund; each Fund’s Morningstar ratings; the Advisor’s experience in managing each Fund; and other factors, the Board concluded that the investment performance of the Fixed Income Fund and the Small Cap Value Fund was acceptable.

The costs of the services provided and profits realized by the Advisor from its relationship with the Fixed Income Fund and the Small Cap Value Fund. With respect to this matter, the Board reviewed the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and its level of commitment to the Funds; the level of commitment to the Funds by the principals of the Advisor; the Funds’ asset levels; the Advisor’s previous payment of startup costs for each Fund; the Funds’ overall expenses; the Advisor’s estimated costs in managing the Funds and the corresponding profitability to the Advisor of managing each Fund; the Advisor’s statements at the meeting regarding its continued support for the operation of each Fund (notwithstanding the profitability of each); and the differences in fees and services provided to the Advisor’s other clients that may be similar to the Funds. The Board noted that on March 1, 2019, the Advisor had voluntarily reduced the advisory fee of the Small Cap Value Fund from 1.00% to 0.85%. The Board also reviewed the Expense Limitation Agreements of the Fixed Income Fund and the Small Cap Value Fund with the Advisor and discussed the Advisor’s current and past fee waivers and expense reimbursements for the Funds under the Expense Limitation Agreements. The Board further considered that the Advisor represented that it intends to continue the Expense Limitation Agreements for the Fixed Income Fund and the Small Cap Value Fund until at least July 1, 2021.

The Board also considered potential benefits to the Advisor in managing the Fixed Income Fund and the Small Cap Value Fund, including promotion of the Advisor’s name, the ability of the Advisor to place small accounts into each Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor’s clients other than the Funds.

The Board compared the fees and expenses of the Fixed Income Fund and the Small Cap Value Fund (including each Fund’s management fee) to each Fund’s respective custom peer group. The Board noted that the Small Cap Value Fund’s current management fee is less than the average and the median of the funds within its custom peer group. The Board also noted that the Small Cap Value Fund’s expense ratio is less than the average and the same as the median of its custom peer group. The Board noted that the Fixed Income Fund’s management fee is less than the average and slightly above the median of its custom peer group, while its expense ratio is above the average and the

CM Advisors Family of Funds

Approval of Investment Advisory Agreement (Unaudited) (Continued)

median of its custom peer group, but less than the highest expense ratio in its custom peer group. The Board also compared the fees paid by each Fund to the fees paid by other clients of the Advisor and, bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, noted that the fee structures applicable to the Advisor’s other clients utilizing similar strategies were not indicative of any unreasonableness regarding the advisory fees proposed to be payable by each Fund. After these comparisons and upon additional consideration and discussion of the foregoing, the Board determined that the profit realized by the Advisor in connection with the management of each Fund is not unreasonable and that the management fees paid to the Advisor by the Fixed Income Fund and the Small Cap Value Fund are fair and reasonable and within the range of what would have been negotiated at arm’s length.

The extent to which economies of scale would be realized as the Fixed Income Fund and the Small Cap Value Fund grow and whether management fee levels reflect these economies of scale for the benefit of each Fund’s investors. With respect to this matter, the Trustees noted that the fee arrangements of the Fixed Income Fund and the Small Cap Value Fund with the Advisor each involve both a management fee and an Expense Limitation Agreement. With respect to the Fixed Income Fund, the Board determined that, while the Fund’s assets have grown to a level where the Advisor is receiving its full fee, the Fixed Income Fund has experienced benefits from the Expense Limitation Agreement in prior years. The Board noted that, while the management fee would remain the same at all asset levels, the Fixed Income Fund would likely benefit from economies of scale under its agreements with service providers other than the Advisor, and could again benefit from the Expense Limitation Agreement in the future. With respect to the Small Cap Value Fund, the Board determined that, while the management fee remained the same at all asset levels, the Fund has experienced, and continues to, experience benefits from the Expense Limitation Agreement. The Board noted that the Small Cap Value Fund would likely benefit from economies of scale under its agreements with service providers other than the Advisor. Following further discussion of the asset levels of the Fixed Income Fund and the Small Cap Value Fund and expectations for growth and levels of fees, the Board determined that, at the Funds’ current and projected asset levels for the next year, each Fund’s fee arrangements with the Advisor are fair and reasonable in relation to the nature and quality of services being provided by the Advisor.

The Advisor’s practices regarding brokerage and portfolio transactions. Regarding this matter, the Board considered the Advisor’s standards, and performance in utilizing those standards, to seek best execution for portfolio transactions for the Funds, including the use of alternative markets (e.g., direct purchases from issuers or underwriters or, as to equity securities, “third market” for listed securities and principal market makers for over-the-counter (“OTC”) securities). The Board observed that the fixed income portfolio transactions of the Fixed Income Fund and the Small Cap Value Fund are generally principal transactions executed in OTC markets on a net basis. The Trustees also considered the historical portfolio turnover rates for the Fixed Income Fund and the Small Cap Value Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Funds allocate portfolio business

CM Advisors Family of Funds

Approval of Investment Advisory Agreement (Unaudited) (Continued)

to broker-dealers who provide research, statistical or other services (“soft dollars”). After further discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Trustees considered such matters as the experience and abilities of the advisory personnel assigned to the Fixed Income Fund and the Small Cap Value Fund; the basis of decisions to buy or sell securities for the Funds and/or the Advisor’s other accounts; the method for the bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. After additional consideration and discussion, the Board found the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interest to be satisfactory.

Conclusion. Following further discussion of the factors noted above and in reliance on the information provided by the Advisor and Trust management, and taking into account the totality of all factors discussed and information presented at this meeting and previous meetings, the Board indicated its agreement to approve the continuance of the Investment Advisory Agreements. It was stated that in the Trustees’ deliberations regarding the approval of the continuance of the Investment Advisory Agreements, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to various factors noted above.

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CM Advisors Small Cap Value Fund and
CM Advisors Fixed Income Fund
are each a series of
CM Advisors Family of Funds

_______________________

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707	Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors) 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746

Toll-Free Telephone:	Toll-Free Telephone:
1-888-859-5856	1-888-859-5856

World Wide Web @:
www.cmadvisorsfunds.com

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. No investment strategy works all the time, and past performance is not necessarily indicative of future performance.

The performance information quoted in this report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 1% of the amount redeemed is imposed on redemptions of Fund shares for CM Advisors Small Cap Value Fund occurring within 180 days following the purchase of such shares.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.cmadvisorsfunds.com or by calling Shareholder Services at 1-888-859-5856. The prospectus should be read carefully before investing.

For More Information on your CM Advisors Family of Funds:

See Our Web site @ www.cmadvisorsfunds.com or

Call Our Shareholder Services Group Toll-Free at 1-888-859-5856

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Richard M. Lewis. Mr. Lewis is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $28,000 and $28,000 with respect to the registrant’s fiscal years ended February 29, 2020 and February 28, 2019, respectively..

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,000 and $4,000 with respect to the registrant’s fiscal years ended February 29, 2020 and February 28, 2019, respectively. The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns..

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Aggregate non-audit fees of $4,000 and $4,000 were billed by the registrant’s accountant for services rendered to the registrant with respect to the fiscal years ended February 29, 2020 and February 28, 2019, respectively. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant..

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CM Advisors Family of Funds

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President

Date	May 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President

Date	May 5, 2020

By (Signature and Title)*		/s/ James D. Brilliant
James D. Brilliant, Treasurer and Principal Accounting Officer

Date	May 5, 2020

*	Print the name and title of each signing officer under his or her signature.